UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    June 18, 2009

Winnebago Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    641-585-3535

___________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Winnebago Industries, Inc. is filing herewith a press release issued on June 18, 2009, as Exhibit 99.1 which is included herein. The press release was issued to report earnings for the third quarter fiscal 2009 ended May 30, 2009.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	99.1	Press release of Winnebago Industries, Inc. dated June 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2009	WINNEBAGO INDUSTRIES, INC.

	By:	/s/ Robert J. Olson
	Name:	Robert J. Olson
	Title:	Chairman of the Board, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Winnebago Industries, Inc. dated June 18, 2009.